UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2011

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2002, Consumers Energy Company ("Consumers Energy") filed suit against the United States in the U.S. Court of Claims ("Court") to recover all the damages resulting from the failure of the Department of Energy ("DOE") to comply with its statutory and contractual obligations under the Nuclear Waste Policy Act to begin accepting spent nuclear fuel ("SNF") by no later than January 31, 1998. On April 29, 2005, the Court granted Consumers Energy’s motion for summary judgment on liability and held the Government had breached the contract.

On July 11, 2011, Consumers Energy and the United States entered a settlement agreement ("Agreement") to settle the 2002 lawsuit. Pursuant to the Agreement, the United States agrees to pay $120 million. The settlement amount of $120 million is being paid from the Government's Judgment Fund to the Nuclear Waste Fund ("NWF") as a credit toward Consumers Energy’s one-time fee obligation of approximately $163 million. Consumers Energy has paid the balance of about $43 million directly to the NWF.

In accordance with an order issued by the Michigan Public Service Commission ("MPSC"), Consumers Energy will make a filing at the MPSC to address the settlement. Although Consumers Energy cannot guarantee the outcome of that proceeding, Consumers Energy does not expect the settlement to result in a material impact on its quarterly earnings. Consumers Energy carries a regulatory asset associated with its likely recovery of SNF costs, and its filing with the MPSC will reflect the recovery of these regulatory assets through the settlement. Certain other costs were previously recovered from customers through rates, and Consumers Energy anticipates refunding those amounts to customers.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2010 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter Ended March 31, 2011. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: July 15, 2011	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: July 15, 2011	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer